Exhibit (25)


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


              New York                                         13-5160382
   (Jurisdiction of incorporation                           (I.R.S. Employer
    if not a U.S. national bank)                           Identification No.)

 48 Wall Street, New York, New York                              10286
(Address of principal executive offices)                       (Zip code)

                                -----------------

                               OHIO EDISON COMPANY
               (Exact name of obligor as specified in its charter)


                Ohio                                           34-0437786
     (State or other jurisdiction                           (I.R.S. Employer
   of incorporation or organization)                       Identification No.)

          76 South Main Street
               Akron, Ohio                                       44308
(Address of principal executive offices)                       (Zip code)

                                -----------------

                                 MORTGAGE BONDS*
                       (Title of the indenture securities)


- --------------
   *Specific title(s) to be determined in connection with sale(s) of Mortgage
    Bonds.


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Item 1.   General Information.*

            Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the            2 Rector Street, New York, N.Y. 10006
   State of New York                        and Albany, N.Y. 12203
Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation     550 17th Street, N.W., Washington,
                                            D.C. 20429
New York Clearing House Association       New York, N.Y.

      (b)   Whether it is authorized to exercise corporate trust powers.

             Yes.

Item 2.    Affiliations with Obligor.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

              None. (See Note on page 2.)

Item 16.   List of Exhibits.

             Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

            1.    -    A copy of the Organization Certificate of The Bank of New
                       York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.
                       (Exhibit  1 to  Amendment  No. 1 to Form T-1  filed  with
                       Registration Statement No. 33-6215, Exhibits 1a and 1b to
                       Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration
                       Statement No. 33-29637.)

            4.    -    A copy of the existing By-laws of the Trustee. (Exhibit 4
                       to  Form  T-1  filed  with  Registration   Statement  No.
                       33-31019.)

             6.   -    The consent of the Trustee  required by Section 321(b) of
                       the Act.  (Exhibit 6 to Form T-1 filed with  Registration
                       Statement No. 33-44051.)

             7.   -    A copy of the latest  report of  condition of the Trustee
                       published pursuant to law or to the requirements of its supervising or examining authority.

- --------------------
    *Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.


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                                      NOTE

                  Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

                  Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                    SIGNATURE

                  Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of June, 1996.


                                            THE BANK OF NEW YORK


                                            By:    LUCILLE FIRRINCIELI
                                                 -------------------------------
                                                   Lucille Firrincieli
                                                 Assistant Vice President

                                      - 2 -

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                                                                     EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286

    And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                             Dollar Amounts
ASSETS                                                        in Thousands
- ------                                                       --------------

Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
    and currency and coin....................................   $ 4,500,312
  Interest-bearing balances..................................       643,938
Securities:
  Held-to-maturity securities................................       806,221
  Available-for-sale securities..............................     2,036,768
Federal  funds  sold and  securities
  purchased  under  agreements  to resell in
  domestic offices of the bank:
  Federal funds sold.........................................     4,166,720
  Securities purchased under
    agreements to resell.....................................        50,413
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income.....................................  27,068,535
  LESS:  Allowance for loan and
    lease losses...............................     520,024
  LESS: Allocated transfer risk
    reserve....................................       1,000
  Loans and leases, net of unearned
    income and allowance and reserve.........................     26,547,511
Assets held in trading accounts..............................        758,462
Premises and fixed assets (including
  capitalized leases)........................................        615,330
Other real estate owned......................................         63,769
Investments in unconsolidated subsid-
  iaries and associated companies............................        223,174
Customers' liability to this bank on
  acceptances outstanding....................................        900,795
Intangible assets............................................        212,220
Other assets.................................................      1,186,274
                                                                 -----------
Total assets.................................................    $42,711,907
                                                                 ===========




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                                    EXHIBIT 7
                                  (Page 2 of 3)

LIABILITIES

Deposits:
  In domestic offices........................................    $21,248,127
  Noninterest-bearing..........................   9,172,079
  Interest-bearing.............................  12,076,048
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs...........................      9,535,088
  Noninterest-bearing..........................      64,417
  Interest-bearing.............................   9,470,671
Federal funds purchased and securities
  sold under agreements to repurchase
  in domestic offices of the bank and
  of its Edge and Agreement subsid-
  iaries, and in IBFs:
  Federal funds purchased....................................      2,095,668
  Securities sold under agreements
    to repurchase............................................         69,212
Demand notes issued to the U.S.
  Treasury...................................................        107,340
Trading liabilities..........................................        615,718
Other borrowed money:
  With original maturity of one year or less.................      1,638,744
  With original maturity of more than
    one year ................................................        120,863
Bank's liability on acceptances
    executed and outstanding.................................        909,527
Subordinated notes and debentures............................      1,047,860
Other liabilities............................................      1,836,573
                                                                  ----------
Total liabilities............................................     39,224,720
                                                                  ----------


EQUITY CAPITAL

Common stock.................................................        942,284
Surplus......................................................        525,666
Undivided profits and capital
  reserves...................................................      1,995,316
Net unrealized holding gains (losses)
  on available-for-sale securities...........................         29,668
Cumulative foreign currency
  translation adjustments....................................     (   5,747)
                                                                 -----------
Total equity capital.........................................      3,487,187
                                                                 -----------
Total liabilities and equity capital........................     $42,711,907
                                                                 ===========






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                                    EXHIBIT 7
                                  (Page 3 of 3)

    I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                            Robert E. Keilman


    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

    J. Carter Bacot  )
    Thomas A. Renyi  )                 Directors
    Alan R. Griffith )



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